Repurchase Reserve Liability	12 Months Ended
Dec. 31, 2016
Repurchase Reserve Liability [Abstract]
Repurchase Reserve Liability
(17)   Repurchase Reserve Liability
The Company’s repurchase reserve liability for estimated losses incurred on sold loans was $160,000 at both December 31, 2016 and 2015. This liability represents management’s estimate of the potential repurchase or make-whole liability for residential mortgage loans originated for sale that may arise from representation and warranty claims that could relate to a variety of issues, including but not limited to, misrepresentation of facts, appraisal issues, or program requirements that may not meet investor guidelines. At December 31, 2016, the Company accrued $2,000 for the reimbursement of expenses incurred on one repurchase loss remitted in April 2016 compared to $40,000 accrued for the expenses on one repurchase loss remitted in April 2015 of the prior year. At December 31, 2016, the Company was servicing 2,877 loans sold to the secondary market with a balance of approximately $294.4 million compared to 3,024 loans sold with a balance of approximately $312.1 million at December 31, 2015.
(in thousands)	2016	2015	2014
Balance at beginning of year	$160	$160	$160
Provision for repurchase liability	2	40	0
Reimbursement of expenses	(2)	(40)	0
Balance at end of year	$160	$160	$160